United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2008

Hercules Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-00496	51-0023450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Hercules Plaza
1313 North Market Street
Wilmington, Delaware 19894-0001
(Address of principal executive offices) (Zip Code)

(302) 594-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                            Election of Directors.

On February 21, 2008, Hercules Incorporated announced that Allan H. Cohen, Ph.D. was elected to the Hercules Board of Directors.  Dr. Cohen will stand for re-election at the 2008 Annual meeting and, if re-elected, will likely become a member of the Audit Committee.

A news release regarding this announcement is furnished as an exhibit hereto and incorporated by reference herein.

EXHIBIT INDEX

Item 9.01                      Financial Statements and Exhibits.

(d)    Exhibits.                                    99.1 News Release of Hercules Incorporated dated February 21, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 21, 2008	By:	HERCULES INCORPORATED

/s/ Allen A. Spizzo
Allen A. Spizzo
Vice President and Chief Financial Officer